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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To National Dentex Corporation:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-77266, 33-77268, 33-77264, 333-28623,
333-50341 and 333-66446.


/s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 5, 2002